UNAUDITED PRO FORMA FINANCIAL DATA



     The following pro forma balance sheet reflects the acquisition of EnerTel N.V. ("EnerTel") and International InterConnect, Inc. ("IIC") (collectively, the "Acquisitions") and the Bridge Loan facility, as if each had occurred on March 31, 1998. The following pro forma statement of operations for the three months ended March 31, 1998 reflects the Acquisitions and the Bridge Loan as if each had occurred on January 1, 1997. The following pro forma statement of operations for the year ended December 31, 1997 reflects the Acquisitions, the Bridge Loan, and the acquisitions of Telenational Communications Limited Partnership ("TNC") and The Wallace Wad Company ("WWC") as if each had occurred
on January 1, 1997.   The pro forma financial information does not purport to
represent what the Company's consolidated results of operations would have been if the Acquisitions and the Bridge Loan had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of the Company. The pro forma adjustments are based on currently available information and certain assumptions that management believes to be reasonable.




                 UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                            FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                (DOLLARS AND SHARES IN THOUSANDS)

                                                                    TRANSACTIONS
                                                                                                           PRO FORMA      PRO
                                                          HISTORICAL    ENTERTEL(H)  IIC     SUBTOTAL     ADJUSTMENTS     FORMA
  REVENUES                                              $    948     $4,070      $2,075   $   7,093    $(1,288) (A)      $ 5,805
  COST OF SERVICES                                           891      3,004       1,528       5,423       (815) (A)        4,608
  GROSS MARGIN                                                57      1,066         547       1,670        473             1,197
  OPERATING EXPENSES:
     SELLING, OPERATIONS, AND ADMINISTRATION               2,255      6,978         422       9,655       (898) (A)        8,533
                                                                                                          (224) (B)
     DEPRECIATION AND AMORTIZATION                           631      1,599          14       2,244        (49) (A)        3,702
                                                                                                            96  (B)
                                                                                                         1,411 (C)
             TOTAL OPERATING EXPENSES                      2,886      8,577         436      11,899        336            12,235

  OPERATING INCOME (LOSS)                                 (2,829)    (7,511)        111     (10,229)      (809)          (11,038)

  OTHER INCOME (EXPENSE):
     INTEREST INCOME (EXPENSE), NET                        (176)       (145)         27       (294)       (191) (B)       (8,795)
                                                                                                        (8,310) (D)
  OTHER                                                       0            0          0          0           0                 0
             TOTAL OTHER INCOME (EXPENSE)                  (176)        (145)        27       (294)     (8,501)           (8,795)
  INCOME (LOSS) BEFORE MINORITY INTEREST                 (3,005)      (7,656)       138    (10,523)     (9,310)          (19,833)
  MINORITY INTEREST                                           0            0          0          0      (1,148) (E)       (1,148)
  NET LOSS                                              $(3,005)     $(7,656)    $  138  $ (10,523)    $(8,162)         $(18,685)

  PRO FORMA BASIC NET LOSS                             $  (0.18)                                                      $   (1.04)
  WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES   17,174                                            773 (G)       17,947


                 Unaudited Consolidated Pro Forma Statement of Operations
                              For the Year Ended December 31, 1997
                                (Dollars and Shares in Thousands)

                                                              TRANSACTIONS
                                                                                                                          PRO FORMA
                                             HISTORICAL  ENTERTEL(H)     IIC      TNC    WWC   SUBTOTAL     ADJUSTMENTS CONSOLIDATED
  Revenues                                      $ 2,778    $   2,594    $6,978  $ 3,577  $  0   $  15,927   $  (1,175) (a) $14,752
  Cost of services                                2,606        1,893     4,956    3,629     0      13,084        (701) (a)  12,383
  Gross margin                                      172          701     2,022      (52)    0       2,843        (474)       2,369
  Operating expenses:
     Selling, operations, and administration      2,724       28,523     1,525    1,562    13      34,347      (4,391) (a)  29,022
                                                                                                                 (897) (b)
                                                                                                                  (37) (f)
     Depreciation and amortization                  819        2,434        46      175      0      3,474         382 (b)    9,862
                                                                                                                5,643 (c)
                                                                                                                  363 (f)
              Total operating expenses            3,543       30,957     1,571    1,737    (13)    37,821       1,063       38,884

  Operating income (loss)                        (3,371)     (30,256)      451   (1,789)   (13)   (34,978)     (1,537)     (36,515)
  Other income (expense):
     Interest income (expense), net                (128)        (136)       17     (138)     0       (385)      (764) (b)  (34,387)
                                                                                                             (33,238) (d)
     Other                                            6            0         0     (178)     0       (172)         0          (172)
              Total other income (expense)         (122)        (136)       17     (316)     0       (557)   (34,002)      (34,559)
  Income (loss) before minority interest         (3,493)     (30,392)      468   (2,105)   (13)   (35,535)   (35,539)      (71,074)
  Minority interest                                   0            0         0        0       0         0     (4,559)(e)    (4,559)
  Net loss                                      $(3,493)    $(30,392)    $ 468  $(2,105)   $(13) $(35,535)  $(30,980)     $(66,515)

  Pro forma basic net loss                      $ (0.26)                                                                  $  (4.01)

  Weighted average common and common equivalent  13,245                                                       3,348 (g)     16,593
     shares



(a) Reflects the elimination of revenues and expenses associated with a segment of EnerTel's Bel 1600 business which the Company anticipates selling in 1998.

(b) Reflects the adjustment of costs associated with the lease of the EnerTel fiber network which was treated as an operating lease by EnerTel, but which qualifies as a capital lease under U.S. generally accepted accounting principles.

(c) Reflects additional depreciation and amortization based on the preliminary purchase price allocations and the following amortization periods:

            Customer base/acquired contracts    5 years
            Fiber network                       20 years
            Goodwill                            20 years

   The preliminary estimate of net assets acquired represents management's best estimate based on currently available information; however, such estimate may be revised up to one year from the acquisition date.

(d) Reflects additional interest expense (including amortization of debt issuance costs) associated with the interim loan used to effect the Acquisitions including the accretion of the debt discount associated with the warrants of $14 million.

(e) Reflects the anticipated 15% minority interest in EnerTel.

(f) Reflects the following adjustments related to the acquisition of TNC and WWC (whose separate results are presented for the period from January 1, 1997 until acquisition): (i) elimination of TNC management charges and
    (ii) amortization of acquired contracts and goodwill over 5 and 10 years, respectively.

(g) Reflects 772,727 shares issued in conjunction with the Acquisitions. Additionally, the year ended December 31, 1997 reflects the 3,750,000 and 1,400,000 shares issued in conjunction with the TNC and WWC Acquisitions, respectively, as if they were outstanding from January 1, 1997 to the acquisition date.

(h) EnerTel's revenues and expenses were translated into U.S. dollars at the average exchange rate for the period, 1 Dutch guilder = 0.5117 U.S. dollars and 1 Dutch guilder = 0.4846 U.S. dollars for the year ended December 31, 1997 and the three months ended March 31, 1998, respectively.

                         Unaudited Consolidated Pro Forma Balance Sheet
                                      as of March 31, 1998
                                     (Dollars in Thousands)


                                                                                                    PRO FORMA      PRO FORMA
                                                     HISTORICAL  ENTERTEL      IIC     SUBTOTAL    ADJUSTMENTS    AS ADJUSTED
Assets:
  Cash and cash equivalents                            $  6,488   $    0      $   381  $  6,869   $   115,200 (a)  $ 21,714
                                                                                                      (91,472)(a)
                                                                                                         (381)(d)
                                                                                                       (8,502)(e)
  Accounts receivable                                      472     1,543        1,288     3,303        (1,288)(d)    15,515
                                                                                                       13,500 (g)
  Prepaid expenses and other current assets                190     4,463           85     4,738           (85) (d)    4,653
          Total current assets                           7,150     6,006        1,754    14,910        26,972        41,882
Property and equipment, net                              4,791    25,013          222    30,026         6,805 (c)    66,831
  Customer base                                              0         0            0         0         6,898 (d)     6,898
  Goodwill                                               6,126         0            0     6,126        55,259 (d)    61,385
Other assets                                             2,070    13,995          198    16,263         4,800 (a)     7,068
                                                                                                      (13,995)(d)
           Total assets                                $20,137   $45,014      $ 2,174  $ 67,325    $  116,739     $ 184,064

Liabilities and stockholder's equity:
   Accounts payable and accrued expenses              $  2,386   $ 6,868      $ 1,061  $ 10,315    $   (1,061) (d) $  9,254
   Short-term note payable                                 500         0            0       500             0           500
   Current portion of notes payable                        175         0            0       175             0           175
   Current portion of capital lease obligations          1,264         0            0     1,264             0         1,264
   Bridge Loan                                               0         0            0         0       106,034 (a)   106,034
   Other current liabilities                                20    13,919          137    14,076          (137) (d)    5,437
                                                                                                       (8,502) (e)
           Total current liabilities                     4,345    20,787        1,198    26,330        96,334       122,664

Notes payable-long-term                                      0    23,985           27    24,012       (24,012) (d)        0
Long-term obligations under capital leases               2,643     4,536            0     7,179         7,038 (c)    14,217
Other long-term liabilities                                 44         0            0        44             0            44
Minority interest                                            0         0            0         0        13,500 (g)    13,500
Preferred stock                                              0         0            0         0             0             0
Common stock                                                 2         0            0         2             0             2
Additional paid-in capital                              21,150    35,736            0    56,886         6,568 (b)    27,718
                                                                                                      (35,736)(d)
Warrants                                                     0         0            0         0        13,966 (a)    13,966
Amounts due from shareholders                           (1,215)        0            0    (1,215)            0        (1,215)
Cumulative translation adjustment                           (4)      407            0       403          (407) (d)       (4)
Retained earnings (accumulated deficit)                 (6,828)  (40,437)         949   (46,316)       39,488 (d)    (6,828)
           Total liabilities and stockholder's equity
                                                       $20,137   $45,014      $ 2,174   $67,325    $  116,739      $184,064



Notes to Unaudited Consolidated Pro Forma Balance Sheet



(a) Reflects the Bridge Loan net of estimated fees and adjusted for the fair market value of the 1,644,969, $0.01 warrants associated with the loan as follows (in millions):


                     Face value                         $120.0
                     Estimated fees                       (4.8)
                     Net cash proceeds to the Company    115.2
                     Fair market value of warrants       (14.0)
                     Net carrying value of debt         $101.2

(b) Reflects the consideration to be paid to effect the Acquisitions as follows:

                                  EnerTel         IIC         Total
        Cash (1) (2)              $90,722      $    750       $91,472
        Common stock (3)                0         6,568         6,568
           Total                  $90,722      $  7,318       $98,040

         (1) Includes estimated acquisition costs in an aggregate approximate amount of $1.5 million.
         (2) The cash purchase price for EnerTel of 186 million Dutch guilders was translated into U.S. dollars at an exchange rate on March 31, 1998 of 1 Dutch guilder equals 0.4797 U.S. dollars, the closing exchange rate on March 31, 1998.
         (3) Based on $8.50 per share of common stock.
(c) Reflects the recognition of the lease of EnerTel's fiber network as a capital lease in accordance with U.S. generally accepted accounting principles.
(d) Reflects the allocation of the purchase price to assets acquired in the Acquisitions. The following table summarizes the purchase price, net assets acquired at historical cost, fair market adjustments, identifiable intangibles and goodwill by acquisition:


                                                                   EnerTel         IIC              Total
          Purchase price                                         $ 90,722       $ 7,318        $  98,040
          Net assets at historical cost                            (4,294)          949           (3,345)
          Less net liabilities at historical cost not assumed       9,757          (529)           9,228
          Net assets acquired at historical cost                    5,463           420            5,883
          Fair market value adjustments                            30,000             0           30,000
          Identifiable intangibles:
          Customer base/acquired contracts                              0         6,898             6,898
          Goodwill                                                 55,259             0            55,259


(e) Reflects the repayment of EnerTel's line of credit facility upon acquisition of EnerTel by the Company.
(f) EnerTel's functional currency is the Dutch guilder. Balance sheet amounts (exclusive of accumulated deficit) are translated at the average exchange rate for the three months ended March 31, 1998 of 1 Dutch guilder = 0.4797 U.S. dollars. Accumulated deficit was translated at the average exchange rate for the three months ended March 31, 1998 of 1 Dutch guilder = 0.4846 U.S. dollars.
(g) Reflects the anticipated sale of a 15% interest in EnerTel to former EnerTel shareholders.